Investor Presentation November 2016 OceanFirst Financial Corp. Exhibit 99.1

OceanFirst Financial Corp.
Forward-Looking
Statements
In
addition
to
historical
information,
this
news
release
contains
certain
forward-looking
statements
within
the
meaning
of
the
Private
Securities
Litigation
Reform
Act
of
1995
which
are
based
on
certain
assumptions
and
describe
future
plans,
strategies
and
expectations
of
the
Company.
These
forward-looking
statements
are
generally
identified
by
use
of
the
words
"believe,"
"expect,"
"intend,"
"anticipate,"
"estimate,"
"project,"
"will,"
"should,"
"may,"
"view,"
"opportunity,"
"potential,"
or
similar
expressions
or
expressions
of
confidence.
The
Company's
ability
to
predict
results
or
the
actual
effect
of
future
plans
or
strategies
is
inherently
uncertain.
Factors
which
could
have
a
material
adverse
effect
on
the
operations
of
the
Company
and
its
subsidiaries
include,
but
are
not
limited
to:
changes
in
interest
rates,
general
economic
conditions,
levels
of
unemployment
in
the
Bank’s
lending
area,
real
estate
market
values
in
the
Bank’s
lending
area,
future
natural
disasters
and
increases
to
flood
insurance
premiums,
the
level
of
prepayments
on
loans
and
mortgage-backed
securities,
legislative/regulatory
changes,
monetary
and
fiscal
policies
of
the
U.S.
Government
including
policies
of
the
U.S.
Treasury
and
the
Board
of
Governors
of
the
Federal
Reserve
System,
the
quality
or
composition
of
the
loan
or
investment
portfolios,
demand
for
loan
products,
deposit
flows,
competition,
demand
for
financial
services
in
the
Company's
market
area
and
accounting
principles
and
guidelines.
These
risks
and
uncertainties
are
further
discussed
in
the
Company’s
Annual
Report
on
Form
10-K
for
the
year
ended
December
31,
2015
and
subsequent
securities
filings
and
should
be
considered
in
evaluating
forward-looking
statements
and
undue
reliance
should
not
be
placed
on
such
statements.
The
Company
does
not
undertake,
and
specifically
disclaims
any
obligation,
to
publicly
release
the
result
of
any
revisions
which
may
be
made
to
any
forward-looking
statements
to
reflect
events
or
circumstances
after
the
date
of
such
statements
or
to
reflect
the
occurrence
of
anticipated
or
unanticipated
events.

OceanFirst Milestones
–
114 Years of Growth
3
*Announced
regulatory
approvals
with
plans
for
legal
closing
11/30/2016.
Founded,
Point Pleasant,
NJ
Branch Expansion
Into
Middlesex County
1902
1985
IPO To
Mutual
Depositors
1996
Established
Commercial
Lending
Created OceanFirst
Foundation
Established
Trust and
Asset Management
2000
2014
2015
Colonial American
Bank Acquired
Commercial LPO
Expansion into
Mercer County
Branch Expansion
Into
Monmouth County
1999
Cape Bancorp
Acquired
2016
Announced Merger
Agreement with
Ocean Shore
Holding Co.*
OceanFirst
Foundation Exceeds
$25 Million In
Cumulative Grants

Serving Central and Southern New Jersey Markets
•
OceanFirst is the largest Bank
headquartered in Central and
Southern New Jersey
•
$4.2 billion in assets
•
50 branch offices
•
Market Cap $530 million
•
Average Daily Share Volume of
80,000
OceanFirst Headquarters
OceanFirst Retail Branches,
Commercial Loan Production Offices,
and Wealth Management Office
30 million people, or approximately
10% of the total U.S. population,
reside within a 2-hour drive* and
7.3 million reside in market area**
4
*Includes New York –
Newark NY-NJ-PA-CT CSA and
Philadelphia –
Reading –
Camden CSA.
**Refer to Appendix 2 for market area.

OceanFirst Loan Portfolio Diversification by Geography Atlantic City is 1.2% of the OceanFirst loan portfolio Least Concentration Highest Concentration 5

Experienced Leadership
Name
Position
# of Years
at OCFC
# of Years
In Banking
Previous
Experience
Christopher D. Maher
President, Chief Executive Officer
3
28
Patriot National Bancorp; Dime
Community Bancshares
Michael J. Fitzpatrick
Executive Vice President, Chief Financial Officer
24
35
KPMG
Joseph R. Iantosca
Executive Vice President, Chief Administrative Officer
12
38
BISYS Banking Solutions; Newtrend
LLC; Brooklyn Federal Savings
Joseph J. Lebel
III
Executive Vice President, Chief Lending Officer
10
32
Wachovia Bank N.A.;
First Fidelity
Mark C. Foley
President, Southern Division
37
Bank of Boston; Patriot National
Bank; Naugatuck Valley Savings
and Loan
•
Substantial insider ownership of 19.4% –
aligned with shareholders’ interests
OceanFirst Bank ESOP 6.2%
Directors & Senior Executive Officers 8.0%
Director and Proxy Officer Stock Ownership Guidelines
OceanFirst Foundation 5.2%
From April 26, 2016 Proxy Statement, adjusted for Cape Bancorp acquisition on May 2, 2016.

-

Deep Bench of Experienced Executives

Name
Position
# of Years
at OCFC
# of Years
In Banking
Previous
Experience
Steven J. Tsimbinos
Executive Vice President, General Counsel
6
22
Thacher
Proffit
&
Wood; Lowenstein
Sandler PC
David R. Howard
First Senior Vice President, Chief Risk Officer
3
26
Guggenheim
Partners;
GE Capital
Margaret Lanning
First Senior Vice President, Chief Credit Officer
1
38
Wells Fargo Bank,
N.A.;
Wachovia Bank
Gary S. Hett
Senior Vice President, Director of Human Resources
3
43
Patriot National
Bancorp;
Dime Community
Bancshares
Angela Ho
Senior Vice President, Principal Accounting Officer
-
10
Northfield Bank;
Signature Bank;
KPMG

Strategic Focus

I.
Organic Commercial Loan and Core Deposit Growth
•
Grew commercial loans (excluding acquired loans) from $533 million at
December 31, 2012 to $922 million at September 30, 2016, 15.7% CAGR
•
Grew low cost core deposits (excluding acquired deposits) from $1,493 million
(0.15% cost) at December 31, 2012 to $1,803.5 million (0.13% cost) at
September 30, 2016
II.
Opportunistic Acquisitions of Local Community Banks
Target
Closing Date
Transaction
Value
Total Assets
Colonial American Bank
July
31,
2015
$
12
million
$
142
million
Cape Bancorp
May
2,
2016
$196
million
$1,518
million
Ocean Shore Holding Co.
November 30, 2016
(pending)
$146
million
$1,097
million
Weighted average
(1)
:  Price/Tangible Book Value 135%; Core Deposit Premium 4.5%
(1)
At time of announcement.

Strategic Focus (Continued)

III.
Conservative Risk Management
•
Credit Risk
Reduced non-performing loans from $43.4 million (2.8% of loans) at December 31,
2012 to $16.5 million (0.54% of loans) at September 30, 2016
Strong
credit
culture
–
no
non-performing
commercial
loans
originated
in
the
past
five
years
•
Interest Rate Risk
Grew non-interest bearing deposits (excluding acquisitions) by $65 million in 2016, or
26% annualized; core deposits (all deposits except time deposits) are 85.8% of total deposits at September 30, 2016
•
Regulatory/Compliance Risk
Regulatory approvals received for three acquisitions in a timely manner
Outstanding CRA rating received October 2015
Total
Shareholder
Return
December
31,
2012
to
October
31,
2016
–
67%,
14.3%
CAGR

Highlights –
2016

•
Completed the acquisition of Cape Bancorp on May 2, 2016, which added $1.5 billion to assets, $1.2 billion to loans, and $1.2 billion to deposits
Added highly experienced banking executive as Southern Division President to maintain local decision-making and strong oversight
•
Announced Ocean Shore Holding Co. acquisition (NASDAQ: OSHC) on July 13, 2016, valued at approximately $146 million; received regulatory approval on October 27,
2016; closing expected November 30, 2016
Third Quarter
•
Increased quarterly dividend 15%, from $0.13 per share to $0.15 per share
•
Core
EPS
of
$0.40
(1)
,
a
25%
increase
from
$0.32
(1)
in
Q3
2015
11.9% ROTE
(1)
& 1.00% ROA
(1)
Net interest margin was 3.56% in Q3 2016, an increase from 3.24% in Q3 2015
•
Strong deposit funding with an annualized third quarter growth rate of 14.8%, a loan to deposit ratio of 91.1% and an average cost of deposits of just 0.25%
•
Completed successful integration of Cape’s core systems providing for realization of additional cost savings entering the first quarter of 2017
•
Reduced credit risk through the sale of high risk loans, including the entire SBA portfolio
(1)
Amounts
and
ratios
exclude
merger
related
expenses

Branch Map
1
Valuation metrics as of announcement date, July 13, 2016.
2
Financial highlights as of or for the quarter ended September 30, 2016.
Overview of Ocean Shore Holding Co. Acquisition
Transaction
Summary
Financial
Highlights
Total Assets ($M)
$1,097
ROAA
0.64%
Loans, Net ($M)
$793
ROE
5.91%
Total Deposits ($M)
$857
NIM
3.24%
TCE/ TA
10.4%
Yield on Loans
4.06%
Leverage Ratio
10.6%
Cost of Deposits
0.31%
Total RBC Ratio
21.5%
Efficiency
68%
-
OCFC
Branches
-
OSHC
Branches
•
Valued at $146 million –
80% stock, 20% cash
Price/TBV –
132%
Core deposit premium –
4.9%
•
Regulatory approvals received October 27, 2016
•
Financially compelling:
Over 5% accretive to EPS in 2018 in
addition to double digit earnings accretion
from Cape
Earnback
of 3.7 years
IRR of approximately 20%
1
2

Favorable Competitive Position
Competing Favorably Against Banking Behemoths and Local Community Banks
Source:  FDIC Summary of Deposits, June 30, 2016
Note:  Market area is defined as counties in Central and Southern New Jersey
Institution
# of
Branches
Dep. In
Mkt.
($000)
TD Bank (Canada)
132
18,749,018
PNC Bank (PA)
143
17,002,556
Wells Fargo (CA)
145
15,802,079
Bank of America
(NC)
123
14,604,095
Santander Bank
(Spain)
81
6,103,973
OceanFirst Bank
# of
Branches
Dep. In Mkt.
($000)
50
3,222,405
Institution
# of
Branches
Dep. In
Mkt.
($000)
Sun
31
1,659,983
Manasquan
8
870,556
Ocean Shore*
11
817,290
First Choice
5
693,069
Sturdy Savings
13
668,769
*OCFC announced acquisition on July 13, 2016
and a target closing on November 30, 2016,
refer to page 11.
OceanFirst
Competitive
Position
Responsive
Flexible
Capable
•
Lending Limit
•
Technology
•
Trust
•
Cash Management
•
Consumer
&
Commercial
Mega Banks
Community Banks

Strategic Deposit Composition Transition
Consumer
Commercial
Total
Cost of
Deposits
0.27%
13
0
300
600
900
1,200
1,500
1,800
2,100
2,400
2,700
3,000
3,300
Dec 1996
Dec 2010
Sept 2016
(In Millions)
Non-
Interest
Checking
Interest Checking
WAR 0.16%
MMDA & Savings
WAR 0.13%
Time
Deposits
WAR 1.15%
Non-
Interest
Checking
Interest Checking
MMDA &
Savings
Time
Deposits
MMDA &
Savings
Time Deposits
46%
54%
September 30, 2016
Deposits by Customer
Segment

Strategic Focus on Commercial Lending Drives Business Deposits
Note:  Amounts include repurchase agreements classified as borrowings but offered to local business relationships
14
6,000
7,000
8,000
9,000
10,000
11,000
12,000
13,000
14,000
$-
$100
$200
$300
$400
$500
$600
$700
$800
Balances (000s)
# Accounts

Online Banking & Bill Pay
In 2015, 40% of depositors used
online banking and
an average of
49,000 bills were paid with online bill
pay service each month.
Check Card
Over 11.6 million transactions processed in
2015. Rewards program promotes usage.
Launched Card Valet, a personalized
mobile card management app, in 2015.
Full Suite of Technology and Delivery Systems
15
Deposits made by customers via self-service options in June 2016 total $127 million ($1.5 billion annualized).
Corporate Cash Management
Added Remote Deposit Capture
(RDC) in 2007.  In 2015, 297 clients
processed over 875,000 checks
using RDC.
ATM & Interactive Teller (ITM)
Fleet of intelligent ATM terminals provide
technology for continually growing self-
service deposit option.
First ITM deployed in
2014 with more added in 2015 and 2016.
Mobile Banking
Consistently adopting mobile-
centric options.  Currently
offering TouchID, Apple Watch,
and Apple Pay.

Strategic Loan Composition Transition
Investment
CRE(A)
Investment
CRE(A)
Owner-
Occupied
CRE
Owner-
Occupied
CRE
C&I
C&I
Consumer
(Home
Equity)
Residential
Real Estate
Residential
Real Estate
Residential
Real Estate
0
300
600
900
1,200
1,500
1,800
2,100
2,400
2,700
3,000
3,300
Dec 1996
Dec 2010
Sept 2016
(In Millions)
Note (A):  Investment CRE as a percent of risk-based capital is 254% at September 30, 2016.
Consumer
Commercial
16
56%
44%
September 30, 2016
Loans by Customer Segment
Consumer
(Home
Equity)

Credit Underwriting Remains Conservative: Commercial Loan
Production 2015 and 2016
(Dollars in thousands)
Commercial
Loan Originations
Year
Nine Months
Ended
Ended
December 31, 2015
September 30, 2016
Commercial Loan
Portfolio at
September 30, 2016
Amount
$264,385
$180,858
$1,693,489
Weighted average rate
4.16%
4.13%
4.37%
Weighted average debt service coverage
2.0X
2.4X
1.9X
Weighted
average
loan-to-value
(CRE
only)
55%
65%
56%
Weighted
average
risk
rating
(1)
4.5
4.4
4.5
Deposit contribution
$92,367
$4,877
$213,970
Cash management (% utilizing) (excluding
Cape portfolio)
43%
(1)
Risk rating is on a scale from 1 (best) to 9 (worst).  A rating of 4.5 represents an equivalent S&P rating of BBB.

OceanFirst Maintains Conservative CRE Portfolio Relative to Peers
Domestic CRE Loans (Construction, Multifamily & Other Nonfarm Non-residential) to Total Risk Based Capital. Supervisory guideline is 300% of TRBC.
Peers include:  AROW, BMTC, DCOM, FFIC, FISI, FLIC, LBAI, NFBK, ORIT, PGC, SCNB, UVSP and WSFS.
Source: BankRegData.com
18
0
200
400
600
800
1,000
1,200
Peer 1
Peer 2
Peer 3
Peer 4
OceanFirst Bank
Peer 5
Peer 6
Peer 7
Peer Group Average
Peer 8
Peer 9
Peer 10
Peer 11
Peer 12
Peer 13
(%)
CRE to Total Risk Based Capital
September 30, 2016
9/30/2016
9/30/2014
391
1012
254

Highlights –
Risk Management 2016
•
Interest Rate Risk Management
$65 million increase in non-interest bearing deposits (excluding the addition of Cape deposits) which represent 15.4% of total deposits
Core deposits
(1)
are 85.8% of total deposits, a significant hedge against a
rising rate environment
Slight asset sensitive balance sheet, positioned for rising interest rate environment
o
Approximately $250 million of excess liquidity in interest-bearing deposits at
September 30, 2016; available for investment in future quarters
•
Credit Risk Management
Sold
three
loan
pools
with
high
risk
characteristics
-
residential
mortgage –
63 loans, $8.7 million; SBA –
72 loans, $10.0 million; commercial –
58 loans, $22.4 million
Currently re-grading the Cape loan portfolio using OceanFirst Bank’s risk rating scale
(1)
Core deposits are all deposits except time deposits.

Effective Interest Rate Risk Management Duration Rate Characteristics All asset categories managed with limited duration At September 30, 2016 20

Term Borrowings Extended as Interest Rate Hedge
0.00
10.00
20.00
30.00
40.00
50.00
60.00
70.00
80.00
90.00
2016
2017
2018
2019
2020
2021
Maturity Periods
TOTAL
$251.0MM
1.75% AVG. COST
At September 30, 2016

0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
2011
2012
2013
2014
2015
9/30/2016
Residential
Consumer
Commercial Real Estate
Commercial
Net Charge-Offs
2.80%
2.88%
1.06%
0.91%
0.54%
Credit Metrics Reflect Conservative Culture
(1)
Net charge-off ratio for 2014 excludes charge-off related to bulk sale of non-performing residential and consumer mortgage loans.  Including this charge-off, the ratio is 0.45%.
Ratio for 2016 is annualized.
Half of the net
charge-offs relate
to the sale of three
high risk loan pools
No non-performing
commercial loans
were originated
within the past 5
years
(1)

2.77%

Charged-off loans and lease financing receivables debited to the allowance for loan and lease losses divided by average loans outstanding.
Peers include:  AROW, BMTC, DCOM, FFIC, FISI, FLIC, LBAI, NFBK, ORIT, PGC, SCNB, UVSP and WSFS.
Source: BankRegData.com
OceanFirst Average Charge-Offs Since 2011
Are 14% Below Peer Average
23
0.36%
0.31%
3.93%
0.48%
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
Peer 13
Peer 12
Peer 11
Peer 10
Peer 9
Peer Group Average
Peer 8
OceanFirst Bank
Peer 7
Peer 6
Peer 5
Peer 4
Peer 3
Peer 2
Peer 1
Average
Maximum
Charge-Offs / Average Loans Outstanding
YE 2011 –
3Q16

Net Interest Margin
Expanded Net Interest Margin to Outperform both Historical Level and Peer Group
Historical Average (1996 –
2015) Net Interest Margin (3.28%)
Q3 consolidated
NIM at 3.56%
includes 17 BP
of net accretable
yield from
purchase
accounting
adjustments and
prepayment fees
OceanFirst Bank:  6 consecutive quarters of expansion
Peers:  9 consecutive quarters of decline prior to 9/30/16
24
3.15
3.25
3.35
3.45
3.55
3.65
OceanFirst Bank
Peers
3.56
3.28

Diversified Streams of Non-Interest Income
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
0.70%
0.80%
1996
9/30/16 (Annualized)
Fees and Service Charges
Gain on Sale of Loans
BOLI
BankCard Services
Wealth Management/Investment Services
Other
$2.5M
$19.9M
Targeted
Growth
Areas
Non-Interest Income excludes gain/loss from other real estate operations and loss on sale of securities.

Generating Consistent Attractive Returns
7.0%
8.0%
9.0%
10.0%
11.0%
12.0%
13.0%
2009
2010
2011
2012
2013
2014
2015
9/30/16
Annualized
0.70%
0.80%
0.90%
1.00%
1.10%
Return on Tangible Equity
Return on Assets
(1)
(2)
(2)
26
10.6%
0.94%
Q3 2016
Core
(2)
ROA –
1.00%
ROTE –
11.90%
(1)
For 2013, excludes after-tax impact of $3.1 million in non-recurring charges related to strategic advance restructuring and branch consolidation.
(2)
For 2015 and 2016, excludes merger related expenses.  For 2016, also excludes Federal Home Loan Bank prepayment fee and loss on sale of investment securities.

Accelerating EPS Growth

(1)
For 2013, excludes after-tax impact of $3.1 million in non-recurring charges related to strategic advance restructuring and branch consolidation.
(2)
For 2015 and 2016, excludes merger related expenses.  For 2016, also excludes Federal Home Loan Bank prepayment fee and loss on sale of investment securities.
2016
(2)
(Annualized)

Prudently Managing Excess Capital in Near Term
Notes:  Stock Repurchases –
$15.32 Average Cost per Share.
In Q4 2015 and 2016, stock repurchases suspended as capital was allocated to Cape Bancorp acquisition.
28
Increased Quarterly
Dividend by 15%, from
$0.13 per share to $0.15
per share

Why OCFC…?
•
Fundamental franchise value
•
Preeminent community bank in Central and Southern New Jersey
•
Superior deposit profile
•
Significant commercial loan growth since December 2012; current focus on recent portfolio integrations
•
Conservative credit culture
•
Solid financial performance
•
Consistent attractive returns
•
Strong balance sheet and capital base
•
Seasoned and effective management team
•
Substantial
insider
ownership
–
aligned
with
shareholders’
interests
•
Fully capable of executing on 5-year growth plan

Attractive Valuation Metrics
Valuation
Price / Tang. Book Value
163%
183%
Price / LQA EPS
15.6x
17.2x
Price / Estimated 2016 EPS
15.0x
16.8x
Price / 2017 Estimated EPS
13.5x
14.9x
Core Deposit Premium
7.0%
11.1%
Cash Dividend Yield
2.7%
2.6%
OCFC
Peers
(1)
1)
Peers include:  AROW, BMTC, DCOM, FFIC, FISI, FLIC, LBAI, NFBK, ORIT, PGC, UVSP and WSFS
Note: Financial data as of the most recent period available; market data as of November 10, 2016;
OCFC stock price of $21.87.
Source:  Sandler O’Neill

Appendix 31

OceanFirst Financial Corp. –
Analyst Coverage
APPENDIX 1
Company
Analyst
Recommendation
Price
Target
Keefe Bruyette
& Woods
Collyn
Gilbert
Outperform
$23.00
Sandler O’Neill & Partners
Frank Schiraldi
Buy
$22.00
Piper Jaffray
Matt Breese
Overweight
$22.00
FIG Partners
David Bishop
Outperform
$23.00
Investor Relations Contacts
Christopher D. Maher
President and Chief
Executive Officer
732-240-4500 Ext. 7504
cmaher@oceanfirst.com
Michael Fitzpatrick
Executive Vice President and Chief Financial Officer
732-240-4500 Ext. 7506
mfitzpatrick@oceanfirst.com
Jill Hewitt
Senior Vice President/Investor Relations Officer
732-240-4500 Ext. 7513
jhewitt@oceanfirst.com

Market Demographics
Central
New Jersey
(1)
Southern
New Jersey
(2)
Philadelphia
Metro
(3)
Total Bank Offices in Market
864
508
848
Total Bank Deposits in Market
$87.3 billion
$38.0 billion
$93.7 billion
Number of OceanFirst Offices
28
22
% of OceanFirst
Deposits
62
38
Market Rank
11
8
Market Share (%)
2.3
3.2
Population
2,442,000
1,838,000
3,029,000
Projected 2017-2022
Population Growth (%)
7.0
2.6
4.5
Deposit
and demographic data as of June 30, 2016.
Source:  SNL Financial
Notes:
1 –
Includes Monmouth, Ocean, Middlesex and Mercer counties, New Jersey
2 –
Includes Burlington, Atlantic, Cape May, Camden, Gloucester, Salem and Cumberland counties, New Jersey
3 –
Includes Philadelphia, Bucks and Montgomery counties, Pennsylvania
APPENDIX 2
Expansion
opportunity

Commercial Portfolio Metrics
APPENDIX 3
Commercial Real Estate (CRE)
Owner-Occupied
Investor
Total
$   493.2 million
1,014.7
million
$1,507.9 million
%
of Total Loan Portfolio
49.6%
Average Size of CRE Loans
$764,000
Largest CRE Loan
$16.6 million
Pipeline as of September 30, 2016
$42.4 million
Weighted Average Yield
4.17%
Weighted Average Repricing
Term
4.9 years
Commercial Loans (C&I)
Total
Portfolio
$185.6 million
%
of Total Loan Portfolio
6.1%
Average Size of Commercial Loans
$299,000
Largest Commercial Loan
$12.0 million
Pipeline as of September 30, 2016
$15.5 million
Weighted Average Yield
4.24%
Weighted Average Repricing
Term
3.7 years
Note:  The maximum loan exposure to a single borrower, including CRE and C&I loans, was $22.4 million.  Legal lending limit of $52 million in loans to one borrower.

Commercial Portfolio Segmentation
APPENDIX 3
(Cont’d)
Total Commercial Loan Exposure
by Industry Classification
Arts/Entertainment/
Recreation, 4.1%
Real Estate Investment,
50.3%
Other Services, 2.3%
Retail Trade, 5.1%
Public Administration,
1.7%
Miscellaneous, 6.1%
Manufacturing, 3.0%
Educational Services,
2.7%
Accommodations/ Food
Services, 9.6%
Healthcare, 6.1%
Wholesale Trade, 3.4%
Construction, 5.6%
Real Estate Investment by
Property Classification
Residential
Development, 11.1%
Industrial/
Warehouse, 7.2%
Single Purpose,
6.9%
Miscellaneous, 8.7%
Motel, 6.9%
Multi-Family, 12.9%
Retail Store, 10.0%
Shopping Center, 7.4%
Development, 5.3%
Office, 23.6%
Diversified portfolio provides
protection against industry-
specific credit events.
As of September 30, 2016.

Residential Portfolio Metrics
APPENDIX 4
Residential Real Estate
Total Portfolio
$1,096.5 million
% of Total Loan Portfolio
36.1%
Average size of mortgage loans
$198,000
% of loans for second homes
12.2%
Portfolio weighted average loan-to-value ratio (using original or most recent appraisal)
-
Loans originated during 2016
55%
62%
Portfolio average FICO score
-
Loans originated during 2016
752
760
% of loans outside the New York/New Jersey market
3.3%
As of September 30, 2016, unless otherwise noted.

Colonial American Bank Acquisition
•
100% Stock deal, valued at $11.9 million
•
In-Market acquisition supports growth objective
in towns of Middletown and Shrewsbury, NJ
•
Favorable financial terms (adjusted for DTA
realization of $2.3 million)
•
Price/Tangible Book Value of 104%
o
Transaction neutral to OCFC book value
•
Price/Core Deposit Premium of 0.4%
•
Modest execution risk with conservative
assumptions
•
Expected cost saves of 35%, fully realized in 2016
•
Gross credit mark of $2.9 million, 2.4% of loans
•
Effective execution (2015)
•
Announcement –
February 25
•
Regulatory Approvals -
June 17 (68 days following
application)
•
Shareholder Approval -
July 9
•
Closing –
July 31
•
Systems Integration –
October 17 (72 days following
legal closing)
APPENDIX 5
Supports
Retail
Expansion in
High Value
Communities
37
OceanFirst Headquarters
OceanFirst Retail Branches,
Commercial Loan Production Offices,
and Wealth Management Office
Colonial American Retail Branches

Cape Bancorp Acquisition
•
Creates the preeminent New Jersey based community
banking franchise operating throughout central and
southern New Jersey
•
85% stock and 15% cash, valued at $195 million
•
Favorable financial terms
•
Price/Tangible Book Value of 139%
•
Price/Core Deposit Premium of 4.4%
•
Expected accretion to GAAP EPS of 17% in 2017
•
Expected tangible book value dilution of 7.2%, projected
earnback
of approximately 3.3 years using the cross-over
method and 3.8 years on a simple tangible book value
earnback
calculation
•
Modest execution risk with conservative assumptions
•
Expected cost saves of 33%, fully realized by end of 2016
•
Expected one-time, pre-tax transaction expenses of
$15.5 million
•
Gross credit mark of  $25.5 million, 2.3% of loans
•
Effective execution (2016)
•
Announcement –
January 5
•
Regulatory Approvals –
March 28 (52 days following application)
•
Shareholder Approvals –
April 25
•
Closing –
May 2
•
Systems Integration –
completed October 15
APPENDIX 6
38
OceanFirst Headquarters
OceanFirst Retail Branches,
Commercial Loan Production Offices,
and Wealth Management Office
Cape Bank Retail Branches and
Commercial Loan Offices

APPENDIX 7
Atlantic City Exposure
Number
of
Loans
Amount
(000’s)
Percent of
Total Assets
Atlantic City
93
$  36,529
0.9%
Atlantic County
1,134
238,620
5.7%
OceanFirst Bank
(including Cape Bank)
October 31, 2016

Serving Our Communities
•
Recovering
from
Superstorm
Sandy
–
Construction
Financing
2013 –
2015 funded 287 loans = $117.2 million
•
OceanFirst Foundation
As of September 30, 2016, over $30.6 million has been granted to organizations serving the Bank’s market
Provided $500,000 in grants dedicated to assisting our neighbors after
Superstorm Sandy hit the Jersey Shore in 2012
First foundation established during a mutual conversion to IPO (July 1996)
Completed merger of Cape Foundation into OceanFirst Foundation for combined assets of $25.5 million at September 30, 2016
APPENDIX 8

Client Comments
APPENDIX 9
CHEFS INTERNATIONAL
INC.
Robert Cooper –
President
“The relationship with
OceanFirst goes back before
my tenure, and I was the
true benefactor of that
successful affiliation.
Whether we request a simple
letter of credit or a
complicated loan, OceanFirst
listens to our needs and
makes it happen.  It’s that
simple.  OceanFirst knows
how to make it happen.”
NATIONWIDE IMAGING
SERVICES INC.
Robert Manetta
–
CEO
“OceanFirst understands
what I need to maintain and
grow my business.  They
have been a banking partner
that responds quickly and
has always been there when
I need them.”
WOODHAVEN LUMBER
& MILLWORK INC.
Alan Robinson &
David
Robinson
–
Owners
“Our relationship with
OceanFirst goes back many
years –
through good
economic times and tough
ones.  Even during the Great
Recession, the bank stood by
us, understood our needs
and helped us reach the
other side.  Our OceanFirst
relationship has contributed
significantly to the growth
and success of our
business.”
ROBEN MFG. CO., INC.
Gary R. Huhn
–
Chief
Operating Officer and
President
“For years, Roben
Mfg. has
relied on OceanFirst Bank’s
expertise for recommending
banking solutions that best
serve our business.
OceanFirst has enabled us to
meet increased demands
and triple our growth from a
$3 million a year business
into a $9 million a year
business serving the
chemical, petrochemical,
pharmaceutical & food
industries globally.  We look
forward to continuing this
partnership with OceanFirst
through the expansion of our
manufacturing facility in
2016 and beyond.”
41